UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2011

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 2.01.  Completion of Acquisition or Disposition of Assets

On September 23, 2011 at 5:00 p.m. NYC time (the “Effective Time”), Liberty Interactive Corporation (formerly known as Liberty Media Corporation, “Old Liberty”) completed its previously announced split-off (the “Split-Off”) of its former wholly owned subsidiary Liberty Media Corporation (formerly known as Liberty CapStarz, Inc., the “Company”).

The Split-Off was accomplished by the redemption (the “Redemptions”) by Old Liberty of (i) each outstanding share of its Series A Liberty Capital common stock in exchange for one share of the Company’s Series A Liberty Capital common stock, (ii) each outstanding share of its Series B Liberty Capital common stock in exchange for one share of the Company’s Series B Liberty Capital common stock, (iii) each outstanding share of its Series A Liberty Starz common stock in exchange for one share of the Company’s Series A Liberty Starz common stock, and (iv) each outstanding share of its Series B Liberty Starz common stock in exchange for one share of the Company’s Series B Liberty Starz common stock. All of the businesses, assets and liabilities previously attributed to Old Liberty’s former Liberty Capital and Liberty Starz tracking stock groups are now, pursuant to the Reorganization Agreement described below, held by the Company’s Liberty Capital and Liberty Starz tracking stock groups, respectively. The Redemptions were approved at the previously announced special meeting of Old Liberty’s Liberty Capital and Liberty Starz stockholders held on May 23, 2011.

In connection with the Split-Off, the Company and Old Liberty (or, where, applicable, certain subsidiaries of the Company or Old Liberty named therein) entered into the following agreements (the “Split-Off Agreements”):

•                  a Reorganization Agreement, dated as of August 30, 2011, by and between the Company and Old Liberty, which provides for, among other things, the principal corporate transactions required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between the Company and Old Liberty with respect to and resulting from the Split-Off;

•                  a Tax Sharing Agreement, dated September 23, 2011, between Old Liberty, its wholly owned subsidiary Liberty Interactive LLC (formerly known as Liberty Media LLC) and the Company, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between the Company and Old Liberty;

•                  a Services Agreement, dated September 23, 2011, by and between the Company and Old Liberty, which governs the provision by the Company to Old Liberty of specified services and benefits following the Split-Off;

•                  a Facilities Sharing Agreement, dated September 23, 2011, by and between Old Liberty and Liberty Property Holdings, Inc. (a subsidiary of the Company), pursuant to which Old Liberty shares office facilities with the Company; and

•                  two Aircraft Time Sharing Agreements, effective as of September 23, 2011, by and between the Company and Old Liberty, each of which governs the lease of an aircraft from the Company to Old Liberty and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis.

The section of the proxy statement/prospectus which forms a part of Amendment No. 5 to the Company’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2011 (File No. 333-171201) (the “Registration Statement”), entitled “Certain Relationships and Related Transactions—Relationships Between Splitco and Liberty Media,” which describes the material terms of the Split-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Split-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this report on Form 8-K.

Item 3.03.  Material Modification to Rights of Securities Holders

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 22, 2011, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), effective as of that date, for the sole purpose of amending Article I to the Company’s Certificate of Incorporation to change the Company’s name from Liberty CapStarz, Inc. to Liberty Media Corporation. A copy of the Certificate of Amendment is filed as Exhibit 3.2 to this report on Form 8-K.

On September 23, 2011, the Company filed its Restated Certificate of Incorporation (the “Restated Charter”) with the Delaware Secretary of State, which was effective at 5:00 p.m. NYC time on that date. The Restated Charter provided for the recapitalization of the Company’s former Common Stock, par value $0.01 per share, into the Company’s Series A Liberty Capital common stock, Series B Liberty Capital common stock, Series A Liberty Starz common stock and Series B Liberty Starz common stock (the “Company Common Stock”). The Restated Charter sets forth the terms of the Company Common Stock and describes the rights of holders of the Company Common Stock. Liberty Capital common stock will track the businesses, assets and liabilities attributed to the Company’s Liberty Capital group, while Liberty Starz common stock will track the businesses, assets and liabilities attributed to the Company’s Liberty Starz common stock. The Series A Liberty Capital common stock, Series B Liberty Capital common stock, Series A Liberty Starz common stock and Series B Liberty Starz common stock began trading on September 26, 2011 under the temporary symbols “LCPAD,” “LCPBD,” “LSTAD,” and “LSTBD,” and will being trading under the symbols “LCAPA,” “LCAPB,” “LSTZA” and “LSTZB” on October 3, 2011.

Also on September 23, 2011, the Company restated its bylaws (the “Bylaws”) to read as filed as Exhibit 3.3 to Post-Effective Amendment No. 1 to the Registration Statement, filed on September 23, 2011 (File No. 333-171201).

The section of the Registration Statement entitled “Description of Splitco Common Stock and Comparison of Stockholder Rights” and “Other Provisions of the Splitco Charter,” which describe certain provisions of the Restated Charter and Bylaws, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Charter and the Bylaws, which are filed as Exhibits 3.1 and 3.3, respectively, to this report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Charles Tanabe from the Board of Directors

In connection with the closing of the Split-Off, Charles Y. Tanabe resigned from the Company’s board of directors, effective immediately prior to the Effective Time. Mr. Tanabe remains an Executive Vice President and the General Counsel of the Company.

Election of New Directors

Upon the Effective Time, Robert R. Bennett, Donne F. Fisher, M. Ian G. Gilchrist, Evan D. Malone, David E. Rapley, Larry E. Romrell, and Andrea L. Wong joined the Company’s board of directors.

Item 9.01.  Financial Statements and Exhibits

(b) The pro forma information required to be filed pursuant to Items 2.01 and 9.01(b) pursuant to Article 11 of Regulation S-X is incorporated by reference to the section of the Registration Statement entitled “Annex B: Splitco and Liberty Media Corporation Financial Statements—Liberty Splitco, Inc.” The pro forma information for interim periods not covered by this section of the Registration Statement can be found in the Company’s Quarterly Reports on Form 10-Q for the periods ending March 31, 2011 and June 30, 2011.

(d)  Exhibits

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of August 30, 2011, between Liberty Media Corporation and Liberty CapStarz, Inc. (incorporated by reference to Exhibit 2.1 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed on September 23, 2011 (File No. 333-171201) (the “S-4”)).

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the S-4).
3.2	Certificate of Amendment to the Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the S-4).
3.3	Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the S-4).
10.1	Tax Sharing Agreement, dated September 23, 2011, between Liberty Interactive Corporation, Liberty Interactive LLC and Liberty Media Corporation (incorporated by reference to Exhibit 10.4 to the S-4).
10.2	Services Agreement, dated as of September 23, 2011, by and between Liberty Interactive Corporation and Liberty Media Corporation (incorporated by reference to Exhibit 10.5 to the S-4).
10.3	Facilities Sharing Agreement, dated September 23, 2011, by and between Liberty Interactive Corporation and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.6 to the S-4).
10.4

Aircraft Time Sharing Agreements, each effective as of September, 23, 2011, by and between Liberty Media Corporation and Liberty Interactive Corporation (incorporated by reference to Exhibit 10.8 to the S-4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2011

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of August 30, 2011, between Liberty Media Corporation and Liberty CapStarz, Inc. (incorporated by reference to Exhibit 2.1 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed on September 23, 2011 (File No. 333-171201) (the “S-4”)).

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the S-4).
3.2	Certificate of Amendment to the Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the S-4).
3.3	Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the S-4).
10.1	Tax Sharing Agreement, dated September 23, 2011, between Liberty Interactive Corporation, Liberty Interactive LLC and Liberty Media Corporation (incorporated by reference to Exhibit 10.4 to the S-4).
10.2	Services Agreement, dated as of September 23, 2011, by and between Liberty Interactive Corporation and Liberty Media Corporation (incorporated by reference to Exhibit 10.5 to the S-4).
10.3	Facilities Sharing Agreement, dated September 23, 2011, by and between Liberty Interactive Corporation and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.6 to the S-4).
10.4

Aircraft Time Sharing Agreements, each effective as of September, 23, 2011, by and between Liberty Media Corporation and Liberty Interactive Corporation (incorporated by reference to Exhibit 10.8 to the S-4).